UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2019

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
1.500% Senior Notes due 2022	KMI 22	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Kinder Morgan, Inc. (“KMI”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2019. At the Annual Meeting, a total of 2,050,120,827 shares of KMI’s common stock entitled to vote were present in person or represented by proxy, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of sixteen nominated directors to KMI’s Board of Directors; (2) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2019; and (3) the approval, on an advisory basis, of the compensation of KMI’s named executive officers, as disclosed in KMI’s proxy statement filed with the Securities and Exchange Commission on March 29, 2019 (the “Proxy Statement”).
Proposal One – Election of Directors

KMI stockholders elected sixteen directors, each to serve until KMI’s 2020 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Broker Non-Votes
Richard D. Kinder	1,646,688,009	16,554,035	384,415,124
Steven J. Kean	1,646,420,927	16,604,036	384,415,124
Kimberly A. Dang	1,641,429,403	21,615,729	384,415,124
Ted A. Gardner	1,631,623,104	31,263,599	384,415,124
Anthony W. Hall, Jr.	1,642,614,275	20,289,600	384,415,124
Gary L. Hultquist	1,640,420,234	22,436,125	384,415,124
Ronald L. Kuehn, Jr.	1,641,334,172	21,496,946	384,415,124
Deborah A. Macdonald	1,623,468,134	39,441,082	384,415,124
Michael C. Morgan	1,642,901,456	20,056,928	384,415,124
Arthur C. Reichstetter	1,646,137,573	16,698,631	384,415,124
Fayez Sarofim	1,626,675,510	36,146,794	384,415,124
C. Park Shaper	1,648,322,233	14,482,076	384,415,124
William A. Smith	1,639,034,153	23,645,472	384,415,124
Joel V. Staff	1,637,275,352	25,578,131	384,415,124
Robert F. Vagt	1,645,293,295	17,414,802	384,415,124
Perry M. Waughtal	1,644,012,751	18,673,567	384,415,124

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2019.

For	Against	Abstain	Broker Non-Votes
2,005,720,921	40,151,258	4,248,647	—

Proposal Three – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,196,519,805	461,480,704	7,705,192	384,415,124

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 10, 2019	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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